Exhibit 99.4


                               UBS Investment Bank
                            Fixed Bid Stratification

     Avaliable; Ports; (blank DEALNAME) or (DEALNAME ss 'CON,FREDD'); 30YR;
                        Conforming; Investor; NETRATE ge
================================================================================


--------------------------------------------------------------------------------
Pool Summary                              COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                  218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $24,509,687.23
Data as of Date: 2004-06-01
AVG UPB: $112,821.87
GROSS WAC: 6.7663%
NET WAC: 6.483%
% SF/PUD: 46.46%
% FULL/ALT: 23.59%
% CASHOUT: 32.10%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 72.91%
% FICO > 679: 70.62%
% NO FICO: 0.00%
WA FICO: 707
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 6.09%
CALIFORNIA %: 12.75%
Latest Maturity Date: 20340601
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
30 YR FXD                                   218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                          COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           48     $ 1,700,090.11       6.91%
$50,000.01 - $100,000.00                     81       5,869,396.20      23.86
$100,000.01 - $150,000.00                    33       4,103,085.14      16.68
$150,000.01 - $200,000.00                    20       3,325,789.54      13.52
$200,000.01 - $250,000.00                    17       3,767,507.89      15.32
$250,000.01 - $300,000.00                    11       3,017,698.54      12.27
$300,000.01 - $350,000.00                     6       1,919,016.22       7.80
$400,000.01 - $450,000.00                     1         427,150.00       1.74
$450,000.01 - $500,000.00                     1         465,434.49       1.89
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $466,600.00
Average: $112,897.77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           48     $ 1,700,090.11       6.91%
$50,000.01 - $100,000.00                     81       5,869,396.20      23.86
$100,000.01 - $150,000.00                    33       4,103,085.14      16.68
$150,000.01 - $200,000.00                    20       3,325,789.54      13.52
$200,000.01 - $250,000.00                    17       3,767,507.89      15.32
$250,000.01 - $300,000.00                    11       3,017,698.54      12.27
$300,000.01 - $350,000.00                     6       1,919,016.22       7.80
$400,000.01 - $450,000.00                     1         427,150.00       1.74
$450,000.01 - $500,000.00                     1         465,434.49       1.89
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $465,434.49
Average: $112,821.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                COUNT                UPB          %
--------------------------------------------------------------------------------
6.251% - 6.500%                              56     $ 6,428,467.44      26.14%
6.501% - 6.750%                              87       8,929,180.62      36.30
6.751% - 7.000%                              62       6,986,675.90      28.41
7.001% - 7.250%                               8         965,067.53       3.92
7.251% - 7.500%                               4         961,776.64       3.91
7.751% - 8.000%                               1         324,000.00       1.32
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 7.990%
Weighted Average: 6.766%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                  COUNT                UPB          %
--------------------------------------------------------------------------------
6.001% - 6.250%                              69     $ 7,271,809.27      29.57%
6.251% - 6.500%                              95      10,149,127.56      41.26
6.501% - 6.750%                              44       5,420,394.18      22.04
6.751% - 7.000%                               6         722,870.90       2.94
7.001% - 7.250%                               3         706,966.22       2.87
7.501% - 7.750%                               1         324,000.00       1.32
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 7.740%
Weighted Average: 6.483%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                UPB          %
--------------------------------------------------------------------------------
241 - 300                                     2     $   210,457.00       0.86%
360 - 360                                   216      24,384,711.13      99.14
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                UPB          %
241 - 300                                     2     $   210,457.00       0.86%
301 - 359                                   166      17,981,089.13      73.11
360 - 360                                    50       6,403,622.00      26.04
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 298
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                 COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                         40     $ 4,916,142.00      19.99%
1 - 1                                        70       7,867,501.39      31.99
2 - 2                                        54       5,589,067.41      22.72
3 - 3                                        37       3,877,888.28      15.77
4 - 4                                         9       1,578,239.62       6.42
5 - 5                                         1          41,250.00       0.17
6 - 6                                         1         224,020.43       0.91
7 - 12                                        5         482,500.00       1.96
13 - 24                                       1          18,559.00       0.08
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 14
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:07                     Page 1 of 3

                               UBS Investment Bank
                            Fixed Bid Stratification

     Avaliable; Ports; (blank DEALNAME) or (DEALNAME ss 'CON,FREDD'); 30YR;
                        Conforming; Investor; NETRATE ge
================================================================================


--------------------------------------------------------------------------------
FICO Scores                               COUNT                UPB          %
--------------------------------------------------------------------------------
600 - 609                                     1     $    47,700.00       0.19%
610 - 619                                     3         352,700.00       1.43
620 - 629                                     3         145,977.05       0.59
630 - 639                                     8         827,173.22       3.36
640 - 649                                     4         692,613.66       2.82
650 - 659                                    16       1,649,739.94       6.71
660 - 669                                    17       1,579,549.25       6.42
670 - 679                                    16       1,929,960.00       7.85
680 - 689                                    15       1,824,422.99       7.42
690 - 699                                    12       1,516,338.17       6.17
700 - 709                                    22       3,228,332.38      13.13
710 - 719                                    16       2,146,776.68       8.73
720 - 729                                    16       1,815,134.67       7.38
730 - 739                                    12       1,004,852.92       4.09
740 - 749                                     9         676,970.82       2.75
750 - 759                                    11       1,219,074.03       4.96
760 - 769                                    10       1,311,703.33       5.33
770 - 779                                    13       1,520,150.01       6.18
780 - 789                                     6         438,611.06       1.78
790 - 799                                     6         529,733.75       2.15
800 - 809                                     1          59,400.00       0.24
810 - 819                                     1          78,254.20       0.32
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 600
Maximum: 812
Weighted Average: 707
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT                UPB          %
--------------------------------------------------------------------------------
25.001% - 30.000%                             3     $   248,718.55       1.01%
30.001% - 35.000%                             2         287,000.00       1.17
35.001% - 40.000%                             2         124,859.20       0.51
40.001% - 45.000%                             4         427,682.84       1.74
45.001% - 50.000%                             1         275,000.00       1.12
50.001% - 55.000%                             5         709,544.83       2.88
55.001% - 60.000%                             8       1,209,848.31       4.92
60.001% - 65.000%                            22       2,790,782.66      11.35
65.001% - 70.000%                            29       3,935,075.91      16.00
70.001% - 75.000%                            25       2,583,789.38      10.51
75.001% - 80.000%                            69       7,568,298.89      30.77
80.001% - 85.000%                            12       1,376,670.63       5.60
85.001% - 90.000%                            36       3,057,896.93      12.43
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 25.64%
Maximum: 90.00%
Weighted Average: 72.91%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio              COUNT                UPB          %
--------------------------------------------------------------------------------
25.001% - 30.000%                             3     $   248,718.55       1.01%
30.001% - 35.000%                             2         287,000.00       1.17
35.001% - 40.000%                             2         124,859.20       0.51
40.001% - 45.000%                             4         427,682.84       1.74
45.001% - 50.000%                             1         275,000.00       1.12
50.001% - 55.000%                             5         709,544.83       2.88
55.001% - 60.000%                             8       1,209,848.31       4.92
60.001% - 65.000%                            22       2,790,782.66      11.35
65.001% - 70.000%                            29       3,935,075.91      16.00
70.001% - 75.000%                            24       2,466,789.38      10.03
75.001% - 80.000%                            67       7,360,598.89      29.93
80.001% - 85.000%                            13       1,412,370.63       5.74
85.001% - 90.000%                            38       3,346,896.93      13.61
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 25.64%
Maximum: 90.00%
Weighted Average: 73.06%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                       COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                   137     $16,350,108.51      66.48%
6.001% - 11.000%                              2         207,150.00       0.84
16.001% - 21.000%                             5         344,324.41       1.40
21.001% - 26.000%                             3         135,150.00       0.55
26.001% - 31.000%                            11       1,615,066.22       6.57
31.001% - 36.000%                             5         280,158.68       1.14
36.001% - 41.000%                            14       1,403,134.35       5.70
41.001% - 46.000%                            10       1,031,453.98       4.19
46.001% - 51.000%                             8       1,245,198.97       5.06
51.001% - 56.000%                             7         416,453.00       1.69
56.001% - 61.000%                             4         336,300.00       1.37
61.001% - 66.000%                             7         509,720.01       2.07
66.001% - 71.000%                             3         170,050.00       0.69
71.001% - 76.000%                             1         427,150.00       1.74
96.001% - 101.000%                            1         123,750.00       0.50
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 96.650%
Weighted Average: 43.117%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                  COUNT                UPB          %
--------------------------------------------------------------------------------
New Jersey                                   23     $ 3,178,982.92      12.93%
California                                   15       3,134,849.52      12.75
Maryland                                     13       2,044,053.90       8.31
Florida                                      20       1,741,138.78       7.08
New York                                     10       1,478,450.42       6.01
Pennsylvania                                 21       1,169,645.58       4.76
Massachusetts                                 3       1,108,584.49       4.51
Virginia                                      7       1,052,330.37       4.28
Texas                                         9       1,044,491.99       4.25
Georgia                                       8       1,033,527.83       4.20
Illinois                                      8         891,760.71       3.63
Michigan                                     10         603,015.28       2.45
Kansas                                        5         547,239.57       2.22
Arizona                                       7         498,853.59       2.03
Alaska                                        2         498,138.32       2.03
Indiana                                       9         439,127.08       1.79
Vermont                                       4         430,532.61       1.75
Connecticut                                   3         419,900.00       1.71
Louisiana                                     3         367,089.48       1.49
Rhode Island                                  2         303,400.00       1.23
Nevada                                        2         257,500.00       1.05
Ohio                                          3         242,200.00       0.98
North Carolina                                4         231,197.09       0.94
Hawaii                                        2         227,051.65       0.92
South Dakota                                  3         215,599.95       0.88
Missouri                                      3         156,615.85       0.64
Idaho                                         2         154,424.27       0.63
Tennessee                                     1         150,470.34       0.61
New Mexico                                    2         144,592.31       0.59
Minnesota                                     1         124,761.00       0.51
West Virginia                                 3         115,156.00       0.47
Kentucky                                      1         112,000.00       0.46
Iowa                                          1          93,920.01       0.38
New Hampshire                                 1          78,000.00       0.32
Wyoming                                       1          59,949.59       0.24
South Carolina                                1          56,199.15       0.23
Washington                                    1          54,704.00       0.22
Delaware                                      1          41,400.00       0.17
Colorado                                      1          41,214.48       0.17
Arkansas                                      1          28,800.00       0.12
Wisconsin                                     1          24,300.00       0.10
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                            COUNT                UPB          %
--------------------------------------------------------------------------------
States Not CA                               203     $21,460,318.61      87.25%
South CA                                     11       2,357,528.40       9.59
North CA                                      4         777,321.12       3.16
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:07                     Page 2 of 3

                               UBS Investment Bank
                            Fixed Bid Stratification

     Avaliable; Ports; (blank DEALNAME) or (DEALNAME ss 'CON,FREDD'); 30YR;
                        Conforming; Investor; NETRATE ge
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                    COUNT                UPB          %
--------------------------------------------------------------------------------
30078                                         2     $   555,200.00       2.26%
07462                                         7         546,424.92       2.22
02124                                         1         465,434.49       1.89
01966                                         1         427,150.00       1.74
07087                                         1         333,700.00       1.36
Other                                       206      22,267,258.72      90.54
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                              COUNT                UPB          %
--------------------------------------------------------------------------------
Purchase                                    127     $12,290,379.56      49.97%
Cash Out Refi                                60       7,895,869.05      32.10
Rate & Term Refi                             31       4,408,919.52      17.93
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
No Doc                                       55     $ 6,447,518.00      26.21%
Full                                         55       5,801,411.01      23.59
No Income No Asset                           35       5,207,199.52      21.17
DL                                           55       4,670,437.65      18.99
Stated Income Full Asset                      6         974,555.07       3.96
Asset Only                                    6         664,194.40       2.70
Stated Doc                                    2         423,383.88       1.72
No Ratio                                      2         271,909.60       1.11
Streamline                                    2         134,559.00       0.55
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
Single Family                               103     $ 9,893,712.10      40.23%
Two Family                                   38       5,170,410.42      21.02
Four Family                                  10       2,288,023.03       9.30
Three Family                                 11       2,185,583.07       8.89
Low Rise Condo (2-4 floors)                  21       1,798,346.94       7.31
Condomimium                                  15       1,492,182.92       6.07
Pud                                          11       1,350,027.72       5.49
High Rise Condo (gt 8 floors)                 3         233,781.93       0.95
Single Family Attached                        6         183,100.00       0.74
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                 COUNT                UPB          %
--------------------------------------------------------------------------------
Investor Occupied                           218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)               COUNT                UPB          %
--------------------------------------------------------------------------------
0.000                                       209     $23,098,243.42      93.91%
6.000                                         2         281,000.00       1.14
36.000                                        1         104,827.36       0.43
60.000                                        6       1,111,097.35       4.52
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
wa Term: 2.933
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                              COUNT                UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                          217     $24,538,968.98      99.77%
                                              1          56,199.15       0.23
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent 2nd                                COUNT                UPB          %
--------------------------------------------------------------------------------
N                                           216     $24,366,968.98      99.07%
Y                                             1         172,000.00       0.70
                                              1          56,199.15       0.23
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                             COUNT                UPB          %
--------------------------------------------------------------------------------
1                                           218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                UPB          %
--------------------------------------------------------------------------------
Amerin                                        2     $   142,920.00       0.58%
Assumed PMI Coverage                          6         995,180.00       4.05
GEMICO                                        5         288,128.00       1.17
PMI Mortgage Insurance                        6         868,530.48       3.53
Republic Mortgage Insurance                   2         290,000.00       1.18
United Guaranty                              27       1,849,809.08       7.52
LTV <=80                                    170      20,160,600.57      81.97
--------------------------------------------------------------------------------
Total:                                      218     $24,595,168.13     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:07                     Page 3 of 3